UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☐        Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting material Pursuant to §240.14a-12

Masimo Corporation

(Name of Registrant as Specified In Its Charter)

POLITAN CAPITAL MANAGEMENT LP
POLITAN CAPITAL MANAGEMENT GP LLC
POLITAN CAPITAL PARTNERS GP LLC
POLITAN CAPITAL NY LLC
POLITAN INTERMEDIATE LTD.
POLITAN CAPITAL PARTNERS MASTER FUND LP
POLITAN CAPITAL PARTNERS LP
POLITAN CAPITAL OFFSHORE PARTNERS LP
QUENTIN KOFFEY
MATTHEW HALL
AARON KAPITO
WILLIAM JELLISON

DARLENE SOLOMON

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On June 26, 2024, Politan Capital Management LP, a Delaware limited partnership (“Politan”), posted the following presentation, or portions thereof, to the website, at www.AdvanceMasimo.com (the “Site”) and such presentation posted to the Site is filed herewith. Politan or its fellow participants in the proxy solicitation may publish the presentation, or portions thereof, on the Site relating to Masimo Corporation (the “Company”), and they may otherwise from time to time distribute the presentation or portions thereof.

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•••••••• 10 15 20 25 30 35 40 Mr. Cohen Ms. Shimer Mr. Koffey Ms. Brennan 2023 AGM Votes (M) 70% Shareholder Support 83% Shareholder Support 3x

••••• (51%) (14%) (99%) (100%) (80%) (60%) (40%) (20%) 0% TRIV (2014-2016) ELGX (2016-2018) NVTR (2019) Total Stock Return During Tenure

••••• 30% 40% 50% 60% 70% 80% 90% 100% % Favorable CEO Ratings Lowest Peer +32% Median Peer +95% Highest Peer +132% Investor Day Guidance Current Guidance Investor Day Guidance Current Guidance Investor Day Guidance Current Guidance (17% ) (31% ) (25% ) 2022 2024 2022 2024 (22%) (49%)

2024 Revenue 2024 EBIT 2024 EPS $140 $190 $240 Feb-22 Feb-22 Feb-22 Feb-22 $70 $120 $170 Jul-23 Aug-23 Sep-23 Oct-23 (40%) $115 $120 $125 $130 $135 $140 May-24 May-24 May-24 May-24 May-24 (15%) (20%) (33%) Investor Day Guidance Current Guidance Investor Day Guidance Current Guidance Investor Day Guidance Current Guidance (17%) (31%) (25%) Say-on-Pay Historical Average Percentile of Russell 3000 Director Votes Historical Average Percentile of Russell 3000 Masimo Bottom 0.1 Percentile Percentile Russell 3000 Masimo Bottom 2 nd Percentile Percentile Russell 3000 2017 Target 2017 Actual (52%) 2022 Target 2022 Actual (54%) 2022 Target 2022 Estimate (-600bps) 2017 Non-Set Revenue 2022 Non-Set Revenue 5-Year Margin (2022)

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•••• 804% 35% 195% 0% 100% 200% 300% 400% 500% 600% 700% 800% 900% A (2003-2023) NOVT (2022-2024) MTRN (2011-2024) Total Stock Return During Tenure 339% 75% 59% 0% 50% 100% 150% 200% 250% 300% 350% 400% XRAY (1998-2013) SYK (2013-2016) AVNT (2015-2024) Total Stock Return During Tenure

•••••• $200 $250 $300 $350 $400 $450 Jun-24 Dec-25 Dec-26 Dec-27 Dec-28 Dec-29 Value Per Share Stock Price Trajectory at Earnings Potential and Constant 22.5x EBITDA Multiple EBIT Margin of 35%+ Does not include additional value for Sound United, Consumer Healthcare, or Apple litigation.

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10 15 20 25 30 35 40 Cohen Shimer Koffey Brennan 2023 AGM Votes (M) Incumbent Nominees Shareholder Nominees 3x

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0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Bottom 1%

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0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Bottom 0.1%

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$140 $150 $160 $170 $180 $190 $200 $210 $220 $230 $240 Feb-22 Feb-22 Feb-22 Feb-22 $60 $80 $100 $120 $140 $160 Jul-23 Jul-23 Jul-23 Aug-23 Aug-23 Sep-23 Sep-23 Oct-23 Oct-23 Initial Reaction (20%) Continues selloff additional (33%) (40%) $115 $120 $125 $130 $135 $140 May-24 May-24 May-24 May-24 May-24 (15%) decline: CEO tells shareholders he is pursuing binding deal before AGM. 8% bounce: Following shareholder pressure, CEO changes course and announces will wait until after AGM to sign binding agreement.

(30%) (20%) (10%) 0% 10% 20% 30% 40% YoY Sales Growth (%) June 2023 AGM 2Q23 Results Preannounced July 2023

$75 $85 $95 $105 $115 $125 $135 $145 $155 Jul-23 Jul-23 Aug-23 Aug-23 Sep-23 Sep-23 Oct-23 Oct-23 Nov-23 Initial Reaction (20%) Negative 2Q23 Preannouncement Sell Side Speculates 3Q Sales Also Weak Continues Selloff Additional (33%)

(20%) (15%) (10%) (5%) 0% 5% 10% 15% 20% 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 Public Hospital Same-Store Inpatient Admissions YoY Growth (%) Standard Deviation+1 Standard Deviation -1

(25%) (20%) (15%) (10%) (5%) 0% 5% 10% 15% 20% 1Q23 2Q23 3Q23 4Q23 YoY Sales Growth (%) Masimo Professional Healthcare Medtronic Patient Monitoring

$2,000 $2,050 $2,100 $2,150 $2,200 $2,250 $2,300 $2,350 $2,400 Investor Day 2023 Guidance 2023 Actual $M (13%) $250 $270 $290 $310 $330 $350 $370 Investor Day 2023 Guidance 2023 Actual $M (27%) $3.15 $3.35 $3.55 $3.75 $3.95 $4.15 $4.35 $4.55 Investor Day 2023 Guidance 2023 Actual $ per Share (27%)

$2,000 $2,100 $2,200 $2,300 $2,400 $2,500 $2,600 Investor Day 2024 Guidance Current 2024 Guidance $M (17%) $300 $320 $340 $360 $380 $400 $420 $440 $460 Investor Day 2024 Guidance Current 2024 Guidance $M (31%) $3.50 $3.75 $4.00 $4.25 $4.50 $4.75 $5.00 Investor Day 2024 Guidance Current 2024 Guidance $ per Share (25%)

$0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

10% 12% 14% 16% 18% 20% 22% 2012 2017 2022 2023 2024E EBIT / Average Invested Capital (%) (1)

60% 61% 62% 63% 64% 65% 66% 67% 68% 69% 70% 2019 2020 2021 2022 2023 2024 Target Gross Margin (%) 18% 20% 22% 24% 26% 28% 30% 2019 2020 2021 2022 2023 2024 Target Operating Margin (%)

26% 27% 28% 29% 30% 2017 2018 2019 2020 2021 Current Operating Margin Target

(4%) (2%) 0% 2% 4% 6% 8% 10% 2019-2024 EBIT Margin Improvement

$700 $750 $800 $850 $900 $950 $1,000 2022 2024 $M (22% ) $28 $33 $38 $43 $48 $53 $58 $63 2022 2024 $M (49% ) 8x 13x 18x 23x Announced Acquisition Multiple Actual Mutliple of 2024 EBITDA ($0.30) Purchase Price / EBITDA ($0.20) ($0.10) $0.00 $0.10 $0.20 2022 2024 EPS Accretion / Dilution

0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 Owlet Dream Sock Masimo Stork Vitals and Vitals+ Number of Amazon Reviews

$700 $750 $800 $850 $900 $950 $1,000 Initial July 2023 June 2024 Consumer Audio Sales ($M) (24% )

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40% 50% 60% 70% 80% 90% 100% % Favorable

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$8 $9 $10 $11 $12 $13 $14 $15 $16 Proxy Peer Median Masimo 2023 CEO Compensation 2x (30%) (25%) (20%) (15%) (10%) (5%) 0% 2022 2023 Total Stock Price Underperformance

0% 1% 2% 3% 4% 5% 6% 7% Change in Control Payment as % of Market Cap 28 x

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$0 $200,000 $400,000 $600,000 $800,000 $

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••• ••• 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Bottom 0.1% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Bottom 2%

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•••••• 0% 5% 10% 15% 20% 25% 30% 35% 2008 2009 2010 2011 Cercacor Change in Control Payment as % of EBIT (excl Royalty)

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$60 $80 $100 $120 $140 $160 2017 Target 2017 Actual $M (52%) $150 $250 $350 $450 $550 2022 Target 2022 Actual $M (54% ) 20% 22% 24% 26% 28% 30% 32% 2022 Target 2022 Estimate 2024 Guidance % Operating Margin ( -600bps) Even Worse $100 $150 $200 $250 $300 $350 2022 Target 2022 Actual 2023 Actual $M (55% ) Even Worse (1)

$140 $160 $180 $200 $220 $240 Feb-22 Feb-22 Feb-22 Feb-22 Feb-22 Feb-22 (40%) $115 $120 $125 $130 $135 $140 May-24 May-24 May-24 May-24 May-24 (15%) decline: CEO tells shareholders he is pursuing binding deal before AGM 8% bounce: Following shareholder pressure, CEO changes course and announces will wait until after AGM to sign binding agreement. $60 $80 $100 $120 $140 $160 Jul-23 Jul-23 Jul-23 Aug-23 Aug-23 Sep-23 Sep-23 Oct-23 Oct-23 Initial Reaction (20%) Continues selloff additional (33%)

•••• $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 2019 2020 2021 2022 2023 Masimo Payments to Cercacor $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 2019 2020 2021 2022 2023 Mr. Kiani Annual Compensation 2x 2x 2x 2x 2x Multiple of Proxy Peer Median

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• • • • $140 $150 $160 $170 $180 $190 $200 $210 $220 $230 $240 Feb-22 Feb-22 Feb-22 Feb-22 (40%) $5B reduction in market capitalization (5x acquisition price)

$700 $750 $800 $850 $900 $950 $1,000 2022 2024 $M (22% ) $200 $220 $240 $260 $280 $300 $320 $340 $360 2022 2024 $M (30% ) $28 $33 $38 $43 $48 $53 $58 2022 2024 $M (49% )

•••• 0 100 200 300 400 500 600 700 800 900 1,000 2022 2023 Sales $M Hearables & Wearables Everything Else ( $223M) +$43M

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339% 75% 59% 0% 50% 100% 150% 200% 250% 300% 350% 400% XRAY (1998-2013) SYK (2013-2016) AVNT (2015-2024) Total Stock Return During Tenure 804% 35% 195% 0% 100% 200% 300% 400% 500% 600% 700% 800% 900% A (2003-2023) NOVT (2022-2024) MTRN (2011-2024) Total Stock Return During Tenure

•••• ••• (51%) (14%) (99%) (100%) (80%) (60%) (40%) (20%) 0% TRIV (2014-2016) ELGX (2016-2018) NVTR (2019) Total Stock Return During Tenure

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Peer Median Masimo Growth-Implied 15x 20x 25x 30x 35x 40x 45x 50x 6% 7% 8% 9% 10% 11% 12% 13% 14% 15% 16% EV / NTM EBITDA 2024-2027 Sales CAGR Multiples highly correlated with sales growth as peers have limited margin expansion

$200 $250 $300 $350 $400 $450 Jun-24 Dec-25 Dec-26 Dec-27 Dec-28 Dec-29 Value Per Share Stock Price Trajectory at Earnings Potential and Constant 22.5x EBITDA Multiple EBIT Margin of 35% to 40% Does not include value for Sound United, Consumer Healthcare, or Apple litigation (1)

20% 21% 22% 23% 24% 25% 26% 2019 2020 2021 2022 2023 2024 Operating Margin (%)

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Bridge Stork Baby Monitor Hearing Aids Centroid Malaria Monitoring Uniview Freedom Watch Partial Pressure Oxygen softFlow High Flow Therapy Replica Radius T B1 Band NomoLine Hemodynamic Monitoring Hospital Automation Masimo Sleep Headphones Pneumonia Screening SedLine Brain Function O3 Regional Oximetry Mighty Sat Halo ION Telemonitoring W1 Watch Patient Safety Net Home Health Hubs Telehealth 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% •••

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22% 23% 24% 25% 26% 27% 28% 29% 30% 2024 Guidance Company Goal Target SG&A As Percent of Sales •• –

20% 25% 30% 35% 40% 2024 EBIT Margin Gross Margin R&D SG&A EBIT Margin Potential EBIT Margin Starting from a depressed margin with so many levers, means that… …results in 35+% EBIT margin with many pathways to achieve …eliminating corporate excess… …prioritizing R&D initiatives to reach 8% or less target… …rationalizing unprofitable products, implementing cost reduction initiatives to reach gross margins of 68-70%… 35% 40%

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(40%) (20%) 0% 20% 40% 1Q07 4Q07 3Q08 2Q09 1Q10 4Q10 3Q11 2Q12 1Q13 4Q13 3Q14 2Q15 1Q16 4Q16 3Q17 2Q18 1Q19 4Q19 3Q20 2Q21 1Q22 4Q22 3Q23 YoY Sales Growth (%) 10 15 20 25 30 35 40 Mr. Cohen Ms. Shimer Mr. Koffey Ms. Brennan 2023 AGM Votes (M) 3x

10 15 20 25 30 35 40 Mr. Cohen Ms. Shimer Mr. Koffey Ms. Brennan 2023 AGM Votes (M) 3x

$115 $120 $125 $130 $135 $140 May-24 May-24 May-24 May-24 May-24 (15%)

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information herein contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “potential,” “targets,” “forecasts,” “seeks,” “could,” “should” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Forward-looking statements are subject to various risks and uncertainties and assumptions. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if any of the underlying assumptions of Politan Capital Management LP (“Politan”) or any of the other participants in the proxy solicitation described herein prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward-looking statements should not be regarded as a representation by Politan that the future plans, estimates or expectations contemplated will ever be achieved.

Certain statements and information included herein may have been sourced from third parties. Politan does not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as may be expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein.

Politan disclaims any obligation to update the information herein or to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such information, projected results or statements or to reflect the occurrence of anticipated or unanticipated events

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Politan and the other Participants (as defined below) have filed a definitive proxy statement and accompanying WHITE universal proxy card or voting instruction form with the Securities and Exchange Commission (the “SEC”) to be used to solicit proxies for, among other matters, the election of its slate of director nominees at the 2024 annual stockholders meeting (the “2024 Annual Meeting”) of Masimo Corporation, a Delaware corporation (“Masimo”). Shortly after filing its definitive proxy statement with the SEC, Politan furnished the definitive proxy statement and accompanying WHITE universal proxy card or voting instruction form to some or all of the stockholders entitled to vote at the 2024 Annual Meeting.

The participants in the proxy solicitation are Politan, Politan Capital Management GP LLC (“Politan Management”), Politan Capital Partners GP LLC (“Politan GP”), Politan Capital NY LLC (the “Record Stockholder”), Politan Intermediate Ltd., Politan Capital Partners Master Fund LP (“Politan Master Fund”), Politan Capital Partners LP (“Politan LP”), Politan Capital Offshore Partners LP (“Politan Offshore” and, collectively with Politan Master Fund and Politan LP, the “Politan Funds”), Quentin Koffey, Matthew Hall, Aaron Kapito (all of the foregoing persons, collectively, the “Politan Parties”), William Jellison and Darlene Solomon (such individuals, collectively with the Politan Parties, the “Participants”).

As of the date hereof, the Politan Parties in this solicitation collectively own an aggregate of 4,713,518 shares (the “Politan Group Shares”) of common stock, par value $0.001 per share, of Masimo (the “Common Stock”) (such shares,. Mr. Koffey may be deemed to own an aggregate of 4,714,746 shares of Common Stock (the “Koffey Shares”), which consists of 1,228 restricted stock units (the “RSUs”) as well as the Politan Group Shares. Politan, as the investment adviser to the Politan Funds, may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the Politan Group Shares, and, therefore, Politan may be deemed to be the beneficial owner of all of the Politan Group Shares. The Record Stockholder is the direct and record owner of 1,000 shares of Common Stock that comprise part of the Politan Group Shares. Both the Politan Group Shares and the Koffey Shares represent approximately 8.9% of the outstanding shares of Common Stock based on 53,182,247 shares of Common Stock outstanding as of June 13, 2024, as reported in Masimo’s definitive proxy statement filed on June 17, 2024. As the general partner of Politan, Politan Management may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) all of the Politan Group Shares and, therefore, Politan Management may be deemed to be the beneficial owner of all of the Politan Group Shares. As the general partner of the Politan Funds, Politan GP may be deemed to have the shared power to vote or to direct the vote of (and the shared power to dispose or direct the disposition of) all of the Politan Group Shares, and therefore Politan GP may be deemed to be the beneficial owner of all of the Politan Group Shares. Mr. Koffey, including by virtue of his position as the Managing Partner and Chief Investment Officer of Politan and as the Managing Member of Politan Management and Politan GP, may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) all of the Koffey Shares.

IMPORTANT INFORMATION AND WHERE TO FIND IT

POLITAN STRONGLY ADVISES ALL STOCKHOLDERS OF MASIMO TO READ ITS DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENT AND OTHER PROXY MATERIALS FILED BY POLITAN WITH THE SEC AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS, ARE ALSO AVAILABLE ON THE SEC WEBSITE, FREE OF CHARGE, OR BY DIRECTING A REQUEST TO THE PARTICIPANTS’ PROXY SOLICITOR, D.F. KING & CO., INC., 48 WALL STREET, 22ND FLOOR, NEW YORK, NEW YORK 10005 (STOCKHOLDERS CAN CALL TOLL-FREE: (888) 628-8208.

Investor Contact

D.F. King & Co., Inc.

Edward McCarthy

emccarthy@dfking.com

Media Contact

Dan Zacchei / Joe Germani

Longacre Square Partners

dzacchei@longacresquare.com / jgermani@longacresquare.com